UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 25, 2017
Earliest Event Date requiring this Report:  April 25, 2017
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On April 25, 2017, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release about operating and financial results for the fiscal quarter for the three months ended March 31, 2017.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The press release contains disclosures about anticipated Company product orders and demand in fiscal quarters ended March 31, 2017 and June 30, 2017.

Item 7.01.    Regulation FD Disclosure

As stated above, the Company issued a press release about operating and financial results for the fiscal quarter ended March 31, 2017, which press release is attached hereto as Exhibit 99.1. The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	April 25, 2017 Press Release by Capstone Companies, Inc. re: Quarterly Results for fiscal quarter ending March 31, 2017 For Fiscal Quarter ended March 31, 2017. *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James McClinton
Chief Financial Officer
Date:   April 25, 2017